UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 24, 2015

OMNIVISION TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29939	77-0401990
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4275 Burton Drive

Santa Clara, California 95054

(Address of principal executive offices, including zip code)

(408) 567-3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           Profit Sharing/Bonus Plan

On August 24, 2015, the compensation committee (the “Committee”) of the board of directors of OmniVision Technologies, Inc. (the “Company”) approved profit sharing payments under the Company’s Executive Officer Profit Sharing/Bonus Plan (the “Plan”) for the first quarter of fiscal 2016 that ended on July 31, 2015.  The profit sharing payments are consistent with the terms of the Plan and will be paid to certain of the Company’s executive officers.  The following is a list of the “named executive officers” (as such term is defined by the rules of the Securities and Exchange Commission) that will be receiving a profit sharing payment under the Plan:

Name of Officer	Profit Sharing Amount
Shaw Hong	$66,000
Anson Chan	$20,000
Y. Vicky Chou	$58,000
John Li	$59,000
Henry Yang	$62,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNIVISION TECHNOLOGIES, INC.

By:	/s/ Shaw Hong
Shaw Hong
Chief Executive Officer

Date:  August 27, 2015